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                                 Exhibit 10(j)

                          Amendment Dated June 1, 1995
                       to Advisory Agreement Between the
                          Registrant and the Advisor.
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                 [ReaFund LOGO]
                 Realty ReFund Trust / 1385 Eaton Center / 1111 Superior Avenue
                                             Cleveland, Ohio 44114/216-771-7663
                                                              Fax /216-861-4929


                                 June 1, 1995




Mid-America ReaFund Advisors, Inc.
1385 Eaton Center
Cleveland, Ohio 44114

Attention: James H. Berick, President

Dear Jim:

  Please be advised that the Trustees of Realty ReFund Trust (the "Trust") have agreed to extend the Advisory Agreement between Mid-America ReaFund Advisors, Inc. (the "Adviser") and the Trust, for an additional term of one (1) year expiring June, 1996, on the same terms, conditions and provisions contained in the original Agreement as extended from time to time.

  If this Agreement to extend meets with the approval of the Adviser, please acknowledge the same on the copy of this letter enclosed for that purpose.

                             Very truly yours,

                             Realty ReFund Trust

                             By  Alan M. Krause
                                 ------------------------------
                                 Alan M. Krause
                                 Chairman


                             And Christine Turk
                                 ------------------------------
                                 Christine Turk
                                 Secretary

/ct
Enclosure

                 The foregoing extension is hereby accepted.

                             Mid-America ReaFund Advisors, Inc.


                             By  James H. Berick
                                 ------------------------------
                                 James H. Berick, President